Exhibit 10.1

CONFIDENTIAL TREATMENT REQUEST

[ * ] Indicates information that has been omitted pursuant to a confidential treatment request and this information has been filed under separate cover with the Commission.

Execution Copy

CONTRACT MANUFACTURE AGREEMENT

BPL:	BIO PRODUCTS LABORATORY, a unit of the Authority (as defined below), having its principal place of business at Dagger Lane, Elstree, Herts, WD6 3BX, U.K.

Client:	GAMMACAN LTD., whose principal place of business is 39 Jerusalem Street, Kiryat Ono, Israel 55423 an Israeli Corporation of company registration number 513546457.

This Agreement is made on the date when both parties have signed below subject to the Key Terms and the attached Schedules listed below which both BPL and Client undertake to observe in the performance of this Agreement.

Key Terms
Agreement	This Contract Manufacture Agreement including these Key Terms and all schedules and appendices attached hereto.
Authority	Means NHS Blood and Transplant (NHSBT), a Special Health Authority in succession to the National Blood Authority of England established by United Kingdom Statutory Instruments (numbers 2529, 2531 and 2532 of 2005) and any authority created and acting in succession thereto.
By-Products	The following [ * ] by-products that are derived from the manufacturing of Plasma: [ * ]
Client Materials	[ * ]
Commencement Date:	The date of this Agreement.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Donor Centres	Those donor centres set out in Schedule 5.
Fees	The Manufacturing Fee, the Service Fee and the Royalties.
Manufacturing Fee	The fees for the manufacturing of the [ * ] as set out in Schedule 2 and any fee for manufacturing [ * ] set forth in Schedule 2.
Manufacturing Improvements	Any improvement, enhancement or modification to the GAMMAPLEX Data (as defined in Appendix 1 of Schedule 6), patentable or otherwise;
Net Revenues	[ * ]
Net Sales	“Net Sales” means [ * ].
Phase I/II Batches	[ * ] litre batches of Plasma with a yield of between [ * ] grams IVIG per litre of Plasma; [ * ] litre batches of Plasma with a yield of between [ * ] grams IVIG per litre of Plasma.
Phase III Batches	[ * ] litre batches of Plasma [ * ] with a yield of between [ * ] IVIG per litre of Plasma.
Plasma	Vitiligo plasma supplied by Client from the Donor Centres which complies with the approved Plasma Specification.
Plasma Specification	The specification for the Plasma set out in Schedule 5 and all applicable legal and regulatory requirements.
Product	VITIGAM IVIG, an immunoglobulin manufactured from the Plasma using BPL’s proprietary GAMMAPLEX process.
Product Specification	The specification for the Product set out in Schedule 3 as varied from time- to-time by agreement between the parties.
Regulatory Approval	All approvals (including without limitation, supplements, amendments, pre- and post-approvals), licenses, registrations or authorisations by the applicable regulatory authority necessary for manufacturing, distribution and sale in the Territory of the Product.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Royalties	The royalties on the sales of the Products in the Territory as set out in Schedule 2.
Royalty Period	The “Royalty Period” is for a period of [ * ] years commencing on [ * ].
Royalty Rate	[ * ]% of Net Sales (as defined)
Service Fee	The fees for the Services as set out in Schedule 2 and any fee for other services provided by BPL as agreed in writing by the parties.
Services	Stability testing, technical and scientific data, technical advice and support to Client in relation to clinical trials of the Product and obtaining the necessary licences for the sale of the Product in the Territory as detailed in Schedule 1.
Term	An initial period commencing on the Commencement Date and ending [ * ] years after the date of US Food and Drug Administration (“FDA”) approval of the Product for sale in the United States of America (the “Initial Period”) and additional renewal periods each of [ * ] years’ duration (“Renewal Periods”), unless terminated by either party serving on the other no less than [ * ] months’ written notice of termination (such notice to take effect at the end of the Initial Period or a Renewal Period (as the case may be)) or otherwise terminated in accordance with the terms of this Agreement.
Territory	[ * ]

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

The Schedules

Schedule 1	The Services
Schedule 2	The Fees and Payment
Schedule 3	Product Specification
Schedule 4	Trade Marks
Schedule 5	Donor Centres and Plasma Specification
Schedule 6	Additional Terms and Conditions
Schedule 7	BPL’s Standard Terms and Conditions for Contract Manufacture

SIGNED by the parties or their duly authorised representatives on [                                                        ] 20[      ]

Signed by the duly authorised representative of Bio Products Laboratory

Name:	Signature:
Position:	Date:

Signed by the duly authorised representative of GammaCan Ltd.

Name:	Signature:
Position:	Date:

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Schedule 1

The Services

1	All Services be performed in the English language.

2	The Services shall include:

	2.1	Testing of intermediates and Product in accordance with QC Testing Specifications set out in Schedule 3;

	2.2	Stability testing in accordance with the Stability Testing Specification set out in Appendix 1 of this Schedule.

2.3

Provision of all information normally required for a chemical, manufacturing and control (CMC) section for a U.S. IND and BLA approval (or equivalent) associated with the Product, including but not limited to viral validation, product characterisation, process validation, assay validation, responding to questions posed by the regulatory authorities, attending regulatory meetings and other related matters. Such provision of information shall, to the extent applicable, be subject to the terms of the Data Package License attached as Appendix 1 to Schedule 6.

	2.4	Services not included are those data specifically related to the assay of the active anti melanoma substance

3

Services to also include manufacture of clinical batches and commercial batches of Product according to the terms of this Schedule 1 and the other terms of the Agreement (including, without limitation, Schedule 7).

	3.1	Phase I/II Batches

		3.1.1	A first batch of Product manufactured from [ * ] litres of Plasma ready for shipping on or before [ * ].

		3.1.2	An [ * ] second batch of Product manufactured from [ * ] litres of Plasma [ * ] to be ready for shipping on or before [ * ].

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

	3.1.3	A [ * ] batch of Product manufactured from [ * ] litres of Plasma ready for shipping on or before [ * ].

	3.1.4	A [ * ] batch of Product manufactured from [ * ] lifters of Plasma ready for shipping on or before [ * ].

3.2	Phase III Batches. Batches of Product manufactured from [ * ] litres of Plasma ready for shipping on or before [ * ].

3.3	Additional Clinical Batches. Additional clinical batches to be agreed upon by the parties pursuant to [ * ].

3.4

BPL shall [ * ] commence processing of the Phase I/II Batches, the Phase III Batches and any additional clinical batches within [ * ] days of [ * ]. BPL shall complete manufacture of the Product within [ * ] days of [ * ]. The Product shall not be warehoused at BPL more than [ * ] days following such release and shall be shipped to Client or to a Client designated site upon receipt by BPL of applicable shipping instructions from Client.

3.5

BPL shall [ * ] commence processing of any commercial batches of the Product (in quantities described in the Purchase Order (as defined in Schedule 7)) within [ * ] days of [ * ]. Subject to clause 3.6 of this Schedule 1, BPL shall complete manufacture of the Product within [ * ] days of [ * ]. The Product shall not be warehoused at BPL more than [ * ] following such release and shall be shipped to Client pursuant to clause 4.1 in Schedule 7 upon receipt by BPL of applicable shipping instructions from Client.

3.6	In the event the Product from the processing of commercial batches is not ready for release for sale within [ * ] days following [ * ], then:

	3.6.1	if the Product is ready for release for sale within the [ * ] days [ * ];

	3.6.2	if the Product is ready for release for sale [ * ] but no later than [ * ], then [ * ]; or

	3.6.3	if the Product is ready for release for sale at any time later than [ * ], then [ * ]:

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

		(i)	[ * ]

		(ii)	[ * ]:

			(A)	[ * ];

			(B)	[ * ]

			(C)	[ * ].

	3.7	BPL shall not in the [ * ] of commercial production be required to supply Client with [ * ] (although BPL may, at its sole discretion, agree to do so).

4	BPL shall render such other services as required by any other terms of the Agreement.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Schedule 1

Appendix 1

QC and Stability Testing Specifications

Product for the U.S will be tested to FDA regulations and requirements

Product for all other markets will be tested in compliance with local regulatory authorities’ regulations and requirements.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Schedule 2

Fees and Payment

1	Manufacturing Fees

	1.1	The Phase I/II Batches will be processed [ * ] which will be [ * ]. In the event that [ * ]. By way of example, [ * ].

	1.2	The Phase III batches will be processed [ * ]. In the event that [ * ].

1.3

In the event of manufacturing by BPL of Product for commercial sale, [ * ] batches of Plasma will be processed for a Manufacturing Fee which will be the number of litres of Plasma supplied by Client multiplied by the Net Processing Fee Per Litre, such Net Processing Fee Per Litre calculated as follows:

[ * ]

[Total of 2 Pages Redacted]

	1.4	[ * ].

	1.5	[ * ].

1.6

Subject to a valid invoice from BPL [ * ], Client will pay [ * ]% of such Manufacturing Fee at the time the Plasma is pooled, and shall pay the remaining [ * ]% no later than [ * ] days following (i) the release for sale of the Product as envisaged in clause 3.5 of Schedule 1 (in the case of commercial sale), or (ii) release for clinical use of the Product as envisaged in clause 3.4 of Schedule 1 (in the case of clinical use).

	1.7	Batches for commercial sale set out above shall have a yield of [ * ] grams of IVIG per litre of Plasma.

	1.8	[ * ].

2	Service Fees

	2.1	The Service Fee in relation to FDA approval is a total of [ * ] to be paid in the three instalments set out below:

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Instalment	Date for Payment
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

2.2	The Service Fee in relation to approval in the European Union (“EU”) is a total of [ * ] to be paid in the three instalments set out below

Instalment	Date for Payment
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

	2.3	In the event Client elects to seek Regulatory Approval outside of the United States of America and the EU, [ * ].

3	Royalties

3.1

During the Term, Client shall pay to BPL the Royalty Rate for the Royalty Period in respect of Net Sales (as defined under ‘Key Terms’) of the Product in the Territory within [ * ] days of the end of each quarter in respect of Net Sales during the previous quarter.

3.2

When royalties are due to be paid under this Agreement, Client shall prepare and submit to BPL a statement in writing showing the amount of the turnover in the Products in the Territory during the relevant quarter, the calculation of the amount of royalties due and payable and the amount of any applicable tax on the royalty to be deducted.

3.3

Client shall keep proper records and books of account showing the turnover in the Products in the Territory which shall be open to inspection and audit by BPL or its duly appointed agent or representative who shall be entitled to take copies of or extracts from them. In the event that any such inspection or audit shall reveal any shortfall in the royalties paid from those payable under this Agreement, Client shall [ * ].

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Schedule 2

Appendix 1

[ * ]

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Schedule 2

Appendix 2

[ * ]

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Schedule 3

Product Specification

See Appendix 1 of this Schedule 3 for Product Specification.

This Product Specification is subject to Regulatory Approval, which may change from time-to-time and may further be subject to change from time-to-time by written agreement by both parties.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Schedule 3

Appendix 1: Vitigam Product Specification

[ * ]

[Total of 3 Pages Redacted]

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Schedule 4

Trade Marks

GammaCan word mark

GammaCan logo as set forth on Appendix 1 of this Schedule 4

Vitigam word mark

Such other trademarks as designated by Client from time to time.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Schedule 4

Appendix 1

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Schedule 5

Donor Centres and Plasma Specification

1	Donor Centres

Client to supply all documentation required by the appropriate regulatory authorities pertaining to the donor centres.

2	Plasma Specification

	2.1	For the U. S. market: in accordance and fully compliant with FDA rules and regulations.

	2.2	For markets outside of the U. S. , in accordance and fully compliant with rules and regulations as set forth by relevant regulatory authorities.

	2.3	Specifications set forth in Appendix 1 to Schedule 5. These specifications may be subject to change from time-to-time by written agreement by both parties.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Schedule 5

Appendix 1 – Specifications for U.S. Plasma

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SPECIFICATION FOR US PLASMA

Written By:	Date:

Agreed for BPL By:		Date:
Technical Director

Agreed for BPL By:		Date:
Production Manager

Authorised BPL By:		Date:
Quality Assurance

Agreed for GammaCan By:	Date:

Authorised for GammaCan By:	Date:

Effective date:

This specification is a controlled document. Copies will be made only from the master in accordance with the approved procedure. Copies will be returned and accounted for on issue of a revision. Copies will be numbered on issue. Copies for Suppliers will be internally controlled from their retained signed copy.

This copy is number..........................

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

[ * ]

[Total of 13 Pages Redacted]

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Schedule 6

Additional Terms and Conditions

1	In the event of any conflict, these Additional Terms and Conditions shall have priority over the other terms of this Agreement.

2	Data Package Licence

	2.1	BPL hereby grants to Client for the Term a licence to use the GAMMAPLEX Data in accordance with the terms set out in Appendix 1 to this Schedule.

3	By-Products

	3.1	Save for [ * ], [ * ] shall own, at no cost to [ * ], all of the By-Products.

	3.2	[ * ].

4	Regulatory Approvals

	4.1	BPL acknowledges that the Regulatory Approvals of the Product shall be in the name of Client.

4.2

BPL will maintain and retain true and accurate books, records, test and laboratory data, reports and all other information relating to manufacturing under this Agreement, including all applicable laws and regulations (including cGMPs) as well as records of work performed. BPL will maintain all such information only in separate forms, notebooks and records to the extent possible (not commingled with other information) and will maintain all such information for a period of at least [ * ] years from the relevant Product expiration date or longer if required under applicable laws and regulations (including cGMPs).

5	Insurance

Each of Client and BPL shall [ * ].

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6	Product Recall and Returns

If Client initiates a product recall, or returns any Products to BPL, [ * ], then [ * ], BPL shall [ * ] to Client [ * ].

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Schedule 6

Appendix 1

Data Package Licence

BACKGROUND

A.

Client is to have access to all data required for any Regulatory Approvals, for the purpose of securing authorisation to manufacture the Product using the manufacturing process of BPL including, without limitation, its “GAMMAPLEX” process (collectively, the “GAMMAPLEX Data”).

B.	Client would like to secure equivalent authorisation for the GAMMAPLEX Data in order to market, distribute and sell the Product in the Territory.

C.

To enable Client to secure such authorisations, BPL has agreed to grant a licence to Client to use the GAMMAPLEX Data in connection with its U.S. regulatory approvals, EU and other regulatory approvals, and in connection with the commercial sale of Product.

OPERATIVE PROVISIONS

1.	Definitions and interpretation

	1.1	In this Appendix including the ‘Background’ recital, unless the context otherwise requires:

“Confidentiality Provisions” means clause 9 of Schedule 7 to this Agreement;

“Purpose” means the purpose of securing regulatory authorisation to (i) manufacture the Product using the GAMMAPLEX Data, and (ii) market, distribute and sell in the Territory, Product manufactured by BPL in accordance with this Agreement;

2	Grant

	2.1	BPL hereby grants to Client a fully paid, royalty free, worldwide, non-exclusive licence to use the GAMMAPLEX Data for the Purpose.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

	2.2	Client shall not grant sub-licences under this Appendix, it being understood that the provisions of this clause 2.2 will not derogate from clause 3.3 of Schedule 7.

	2.3	No further right or licence is granted by BPL to Client by this Appendix, save as expressly set out in this paragraph 2.

	2.4	Client undertakes, during the Term, not itself to exploit the GAMMAPLEX Data in the Territory other than for the Purpose.

3.	Provision of know-how

	3.1	BPL shall make available to Client such know-how relating to the manufacture of the Product as is necessary for the Purpose.

	3.2	The know-how supplied by BPL under paragraph 3 shall be used by Client only for the Purpose and shall be subject to the Confidentiality Provisions.

4.	Improvements

	4.1	If BPL identifies a Manufacturing Improvement at any time during the Term, [ * ].

	4.2	Any Manufacturing Improvement implemented at BPL to the GAMMAPLEX Data shall be made [ * ].

	4.3	Information provided by BPL to Client under paragraphs 4.1 and 4.2 shall be subject to the Confidentiality Provisions.

5	Compliance

5.1

Client shall supply BPL with copies of all data and correspondence provided to, or received from, the competent authorities in the Territory for purposes of obtaining authorisation to market the Product in the Territory.

5.2

Client and BPL shall comply with all legal requirements from time to time in force in the Territory relating to the storage and supply of human blood products, the use of equipment (including in vitro diagnostic devices), manufacture, the storage, labelling, marketing, distribution and sale of the Products.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

5.3

BPL shall use all reasonable efforts to cooperate and assist Client in obtaining and maintaining all necessary approvals (including without limitation, supplements, amendments, pre- and post- approvals), licenses, registrations or authorisations of any U.S. FDA or EU national, supra-national (e.g., the European Commission or the Council of the European Union), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the manufacture, distribution, use or sale of the Product in any regulatory jurisdiction within the Territory from all regulatory authorities necessary for commercial sale.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Schedule 7

Bio Products Laboratory - Standard Terms and Conditions for Contract Manufacture

1	Definitions

	1.1	In this Agreement, the following words shall have the following meanings:

“Claims” means all demands, claims and liability (whether criminal or civil, in contract, tort or otherwise for losses, damages, legal costs and other expenses of any nature whatsoever and all reasonable and accountable costs and expenses (including, without limitation, legal costs) incurred in connection therewith.

“BPL Know-how“ means all industrial, commercial and technical records and information concerning BPL’s proprietary GAMMAPLEX process.

“Client Know-how” means all industrial, commercial and technical records and information concerning the Product belonging to Client, including, without limitation, a test for the potency of the Product for the purposes of process monitoring and lot release.

“BPL Intellectual Property” means the BPL Know-how and other intellectual property including, without limitation, copyright, database rights, design rights, patents and patent applications, and rights in respect of BPL Confidential Information.

“Client Intellectual Property” means Client Know-how, Trade Marks and other intellectual property including, without limitation, copyright, database rights, design rights, patents and patent applications, and rights in respect of Client Confidential Information.

“Facility” means the location where the Product is to be manufactured by BPL.

“Representatives” means the employees, agents and representatives of the applicable party hereunder.

“Schedule” means a schedule to this Agreement.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

“Trade Marks” means the registered and unregistered trade marks which are set out in Schedule 4.

2	Provision of Know-how, Equipment and Plasma

2.1

Effective with the Commencement Date Client shall disclose to BPL such Client Know-how and BPL shall disclose to Client such BPL Know-how that is necessary to manufacture the Product in accordance with the Product Specification.

	2.2	The provision and use of the BPL Know-how and Client Know-how shall be subject to the confidentiality provisions of clause 9 of this Schedule.

2.3

The Parties shall from time to time consult with regard to the use of the BPL Know- how and Client Know-how, as applicable, and other technical aspects to enable BPL to manufacture the Product in accordance with the Product Specification.

2.4

In addition, BPL may request from time to time reasonable assistance from Client regarding the use of Client Know-how and other technical aspects to enable BPL to manufacture the Product in accordance with the Product Specification.

	2.5	During the provision of such assistance at the Facility or any other location of BPL:

		2.5.1	the Representatives of Client shall comply with BPL’s policies on security, safety and other relevant matters;

		2.5.2	Client shall indemnify BPL against any damage to the property of BPL or personal injury, which is caused by the negligent act or omission of the Representatives of Client on the premises of BPL; and

		2.5.3	BPL shall indemnify Client against any damage to the property of Client or personal injury, which is caused by the negligent act or omission of BPL.

2.6

Client shall supply Client Materials to BPL by causing their delivery to [ * ] If [ * ], then the parties shall agree upon a mutually acceptable place for delivery of Client Materials. [ * ] shall be responsible for clearing Client Materials for export and import. Risk of damage to or loss of Client Materials shall pass to BPL [ * ].

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.7

As soon as reasonably practicable after the arrival of Client Materials at the Facility, BPL shall inspect such Client Materials to ensure they are in compliance with the Plasma Specification. Subject to any regulatory requirements, BPL shall not process any Plasma prior to [ * ] days from collection at the Donor Centre. In the event that such Client Materials fail to comply with the Plasma Specification, BPL shall notify Client in writing of the reasons for the same and shall, [ * ].

3	Manufacture of the Product

	3.1	Client shall not, for the duration of the Term, [ * ].

3.2

Product Supply Forecasts: In the event Client wishes to commence commercial production of the Product, Client shall provide BPL with a [ * ] rolling forecast of Client’s estimated production and supply needs for Product, expressed as litres for each calendar month (the “Production Forecast”), initially no less than [ * ] months in advance and subsequently no less than [ * ] months in advance. Client shall provide an updated Production Forecast each [ * ] months. The first [ * ] months of each Production Forecast shall be binding on Client and shall be accompanied by a binding purchase order in respect of an amount which shall vary by no more or less than [ * ] (a “Purchase Order”).

3.3

BPL shall confirm whether it is able to fulfil Client’s requirements set out in each Production Forecast within [ * ] days of receipt of the same. In the event BPL cannot supply Client’s forecasted requirements, [ * ].

	3.4	[ * ].

3.5

Client acknowledges that BPL’s ability to manufacture and supply the Product at times and quantities as may be agreed from time to time depends on the availability to BPL of sufficient quantities of Plasma to permit manufacture of the Product. Client is also aware and acknowledges that BPL has subsisting obligations to give priority of manufacture of plasma derived products to the Authority for the supply of the United Kingdom and may by reason of national or international emergency or at the direction of the Authority be required to give priority of manufacture and supply of plasma derived products to the Authority or third parties. If BPL is required to give such priority, then [ * ].

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

4	Delivery, inspection and testing

	4.1	Subject to clause 4.2, BPL shall package the Product suitable for air freight and shall deliver the Product [ * ].

	4.2	The property in the Plasma, the Product (or in any quantity of Product) and any work- in-progress shall remain [ * ].

4.3

Prior to release for sale or clinical use of the Product (or any quantity of Product), BPL shall inspect and test the Product (or the quantity of Product) to ensure that it is in accordance with the Product Specification and any other requirements set forth herein. If requested by Client, BPL shall supply a copy of the documentation relating to the inspection and testing. At the conclusion of each stage of inspection and testing, BPL shall certify that the Product (or quantity of Products) has been manufactured in accordance with the Product Specification and any other requirements set forth herein.

4.4

If reasonably requested by Client, BPL shall permit the Representatives of Client to inspect and test the Product at any stage during the process of manufacturing, packing and delivery. BPL shall provide such facilities and access to resources as Client may reasonably require to carry out such inspection and testing. If the Representatives of Client after carrying out such inspection and testing conclude that the Product that is tested and inspected is not being manufactured in accordance with the Product Specification or otherwise in accordance with this Agreement then [ * ].

4.5

Client or its distributor shall inspect all shipments of Product received from BPL for [ * ] within [ * ] days of [ * ]. If any portion of the Product fails to conform with this Agreement [ * ], then [ * ].

	4.6	BPL shall be responsible for, to the extent required by this Agreement:

		4.6.1	receipt of Client Material in accordance with clause 2.6 and storage prior to manufacturing;

		4.6.2	purifying and processing the Plasma to manufacture Product;

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

		4.6.3	filling, finishing and providing country specific labelling and packaging of Product;

		4.6.4	quality assurance and release testing;

		4.6.5	storage of Product prior to shipment; and

		4.6.6	preparation of all necessary export documentation.

5	Fees, Royalties and Payment

	5.1	Client shall pay the Manufacturing Fee, the Service Fee and the Royalties in accordance with Schedule 2.

	5.2	All amounts stated are exclusive of VAT and/or any other applicable taxes or levy, which shall be paid in addition by Client at the rate in force at the date any payment is required from Client.

5.3

If payment of any sum due under this Agreement is not received by any due date specified for that sum, BPL may charge interest on the outstanding amount at the rate of [ * ]% per annum above the base lending rate of Bank of England, accruing daily.

	5.4	Client shall not be entitled to assert any credit set-off or counterclaim against BPL in order to justify withholding payment of any amount due under this Agreement in whole or in part.

5.5

To the extent that any sums due to BPL are unpaid and accrued at the date of termination or expiration of this Agreement (including any royalties under clause 11.4), the provisions of this Clause 5 shall remain in effect notwithstanding termination or expiry of this Agreement until the payment of all such sums due by Client.

6	Standard of manufacture of the Products

	6.1	BPL warrants that it has the necessary skills, experience, expertise and capabilities to manufacture the Products in accordance with the Product Specification;

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6.2

Client represents, warrants and covenants that the manufacture, processing, testing distribution, transport, storage, disposal and other handling of the Plasma by Client until delivery to BPL shall conform to the Plasma Specification. Client shall deliver to BPL any certificate or other documentation as reasonably required by BPL specifying the results of its testing to show conformance with the Plasma Specifications.

	6.3	BPL represents, warrants and covenants that [ * ] shall (i) [ * ] (ii) [ * ] (iii) [ * ] (iv) [ * ] (v) [ * ].

7	The Services

	7.1	With effect from the Commencement Date, BPL shall provide the Services in accordance with the terms of this Agreement.

	7.2	BPL shall provide the Services with reasonable skill and care.

8	Intellectual Property

8.1

All BPL Intellectual Property owned or licensed by BPL at the date of this Agreement shall remain so owned or licensed save as expressly set out in this Agreement. All Client Intellectual Property owned or licensed by Client at the date of this Agreement shall remain so owned or licensed save as expressly set out in this Agreement.

8.2

Client grants an exclusive licence to BPL in the Territory to use Client Know-how for the Term (and Client Intellectual Property necessary for the use of Client Know-how under this Agreement) and to apply for the Term the Trade Marks to the Product.

	8.3	The licences granted under clause 8.2 are only to allow BPL to exercise its rights and perform its obligations under this Agreement.

	8.4	Except for the licences granted under clause 8.2, no other licence is granted by Client to BPL.

8.5

BPL shall use the Trade Marks only as specified in the Product Specification and only in relation to the Product and in accordance Client’s trademark usage guidelines as may be notified to BPL from time to time. Client to pre-approve in writing all labelling language and layout. Without derogating from the aforesaid, BPL

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

acknowledges that all labelling language and layout is subject to Regulatory Approval.

8.6

All documentation, specifications and artwork provided by Client to BPL for use on or in relation to the Product and the packaging for the Product (and the Intellectual Property in it) are, and shall remain, the property of Client.

8.7

As between BPL and Client, all improvements to manufacturing processes, patentable or otherwise (“Manufacturing Improvements”), shall be owned exclusively by BPL regardless who discovers or invents such Manufacturing Improvements. To the extent such Manufacturing Improvements are discovered or invented by Client or its Representatives, Client hereby irrevocably assigns, sets over and transfers to BPL such Manufacturing Improvements by way of current assignment of future rights and all right, title and interest therein including, without limitation, all intellectual property rights, free and clear of all liens or encumbrances and any rights, title or interests of third parties. Client agrees that Client and Client’s Representatives shall, during and after the Term, cooperate fully in obtaining patent and other proprietary protection for Manufacturing Improvements all in the name of BPL (but at BPL’s expense), and without limitation, shall execute all requested applications, assignments and other documents in furtherance of obtaining such protection or registration and confirming full ownership by BPL of such Manufacturing Improvements. Client hereby designates BPL as Client’s agent, and grants BPL a power of attorney with full substitution, which power of attorney shall be deemed coupled with an interest, for the purposes of effecting the foregoing assignments from Client to BPL. In relation only to the Product, Client shall have an irrevocable, fully paid, royalty-free, worldwide, non-exclusive licence to use, including to sub-license, the Manufacturing Improvements.

8.8

As between BPL and Client, all improvements to the Product or the Product format, patentable or otherwise (“Product Improvements”), shall be owned exclusively by Client regardless who discovers or invents such Product Improvements. To the extent such Product Improvements are discovered or invented by BPL or its Representatives, BPL hereby irrevocably assigns, sets over and transfers to Client such Product Improvements by way of current assignment of future rights and all right, title and interest including, without limitation, all intellectual property rights, free

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

and clear of all liens or encumbrances and any rights, title or interests of third parties. BPL agrees that BPL and BPL’s Representatives shall, during and after the Term, cooperate fully in obtaining patent and other proprietary protection for Product Improvements all in the name of Client (but at Client’s expense), and without limitation, shall execute all requested applications, assignments and other documents in furtherance of obtaining such protection or registration and confirming full ownership by Client of such Product Improvements. BPL hereby designates Client as BPL’s agent, and grants Client a power of attorney with full substitution, which power of attorney shall be deemed coupled with an interest, for the purposes of effecting the foregoing assignments from BPL to Client. BPL shall have a royalty-free non- exclusive licence to use the Product Improvements for the purposes of this Agreement.

9	Confidentiality

	9.1	Each Party (the “Receiving Party”) undertakes:

9.1.1

to maintain as secret and confidential all BPL Know-how and Client Know-how, as applicable, and other technical or commercial information obtained directly or indirectly from the other Party (“the Disclosing Party”) in the course of or in anticipation of this Agreement (collectively, the “Confidential Information”) and to respect the Disclosing Party's rights therein;

		9.1.2	to use the same exclusively for the purposes of this Agreement; and

9.1.3

to disclose the same only to those of its employees, contractors, professional advisors and sub-licensees pursuant to this Agreement (if any) to whom and to the extent that such disclosure is reasonably necessary for the purposes of this Agreement.

	9.2	The provisions of clause 9.1 shall not apply to Confidential Information which the Receiving Party can demonstrate by reasonable written evidence:

		9.2.1	was, prior to its receipt by the Receiving Party from the Disclosing Party, in the possession of the Receiving Party and at its free disposal; or

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

	9.2.2	is subsequently disclosed to the Receiving Party without any obligations of confidence by a third party who has not derived it directly or indirectly from the Disclosing Party; or

	9.2.3	is or becomes generally available to the public through no act or default of the Receiving Party or its agents, employees, affiliates or sub-licensees; or

	9.2.4	is required to be disclosed by the Receiving Party to the courts of any competent jurisdiction, or to any government regulatory agency or financial authority, provided that the Receiving Party shall:

(a) inform the Disclosing Party as soon as is reasonably practicable, and

(b)

at the Disclosing Party's request seek to persuade the court, agency or authority to have the information treated in a confidential manner, where this is possible under the court, agency or authority's procedures.

9.3

The Receiving Party shall procure that all of its employees, contractors and sub-licensees pursuant to this Agreement (if any) who have access to the Confidential Information shall be made aware of these obligations and shall have entered into written undertakings of confidentiality with the Receiving Party at least as restrictive as clauses 9.1 and 9.2 and which apply to the Confidential Information.

9.4

Notwithstanding anything contained herein, the Receiving Party may disclose such Confidential Information to government or other regulatory authorities to the extent that such disclosure is reasonably necessary to obtain and maintain patents and Regulatory Approvals.

9.5

BPL acknowledges that Client is a publicly traded company. As such BPL agrees not to use any Confidential Information in connection with the purchase of the sale of securities of Client in violation of Unites States securities laws.

9.6	The provisions of this clause 9 shall remain in effect, notwithstanding the termination or expiry of this Agreement for any reason.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

10	Liability and Indemnities

10.1

Nothing in this Agreement shall exclude or restrict the liability of either party to the other for (i) death or personal injury resulting from negligence, or for fraudulent misrepresentation or (ii) in any other circumstances where liability may not be so limited under any applicable law.

10.2

[ * ], neither party shall be liable to the other whether in contract, tort, negligence, breach of statutory duty or otherwise for loss of profit, revenue, use, anticipated savings, goodwill, reputation or opportunity, financial or other economic loss, in each case whether direct or indirect, or any indirect or consequential loss or damage, costs or expenses whatsoever or howsoever arising out of or in connection with this Agreement.

	10.3	[ * ]:

		10.3.1	[ * ]

		10.3.2	[ * ]

		10.3.3	[ * ].

	10.4	[ * ]:

		10.4.1	[ * ]

		10.4.2	[ * ]

		10.4.3	[ * ].

10.5

Without derogating from clause 1.5 of Schedule 2, for the purpose of clauses 10.2, 10.3 and 10.4, any number of acts or omissions whether successive or concurrent which together result in or contribute to substantially the same loss or damage shall be treated as one act or omission.

10.6

Except as set out in this Agreement, all warranties, conditions, terms and undertakings, express or implied, whether by statute, common law, custom, trade usage, course of dealings or otherwise (including without limitation as to quality,

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

performance or fitness or suitability for purpose) in respect of any materials, products or services to be provided under this Agreement are excluded to the fullest extent permitted by law.

10.7

BPL agrees to defend, indemnify and hold Client, its affiliates and their respective directors, officers, shareholders, agents, successors and permitted assigns harmless from and against all third party Claims:

	10.7.1	[ * ]

	10.7.2	[ * ]

[ * ]

10.8

Client agrees to defend, indemnify and hold BPL, its affiliates and their respective directors, officers, shareholders, agents, successors and permitted assigns harmless from and against all third party Claims:

	10.8.1	[ * ]

	10.8.2	[ * ]

	10.8.3	[ * ]

[ * ]

10.9

A party (the “Indemnitee”) that intends to claim indemnification under this clause shall promptly notify the other party (the “Indemnitor”) of any liability or action in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall have the right to participate in and to assume the defence thereof with counsel selected by the Indemnitor and approved by Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor if Indemnitee reasonably concludes that there is a conflict of interest between the Indemnitor and Indemnitee in the conduct of any such defence. The indemnity obligations under this clause shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver notice to the Indemnitor within a reasonable time after the

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

commencement of any such action shall relieve such Indemnitor of liability to the Indemnitee under this clause to the extent such failure is prejudicial to its ability to defend such action, but the omission so to deliver notice to the Indemnitor will not relieve it of any liability that it may have to the Indemnitee otherwise than under this clause. The Indemnitee and its Representatives shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any Claim covered by this indemnification.

11	Duration and termination

	11.1	This Agreement shall come into effect on the Commencement Date and, unless terminated earlier in accordance with this clause 11, shall continue in force for the Term.

11.2

Without prejudice to any other right or remedy, either Party may terminate this Agreement at any time by notice in writing to the other Party (the “Other Party”), such notice to take effect as specified in the notice:

		11.2.1	if the Other Party is in breach of this Agreement and the breach is not remedied within [ * ] days of the Other Party receiving notice specifying the breach and requiring its remedy; or

11.2.2

if the Other Party becomes insolvent, or if an order is made or a resolution is passed for the winding up of the Other Party, or if an administrator, administrative receiver or receiver is appointed in respect of the whole or any part of the Other Party's assets or business, or if the Other Party makes any composition with its creditors or takes or suffers any similar or analogous action in consequence of debt.

	11.3	On the termination or expiry of this Agreement for any reason BPL shall:

11.3.1

Forthwith complete all work in progress under this Agreement and deliver to Client all finished Product (and Client shall pay the Manufacturing Fee for such Services calculated in accordance with this Agreement);

		11.3.2	cease use of Client Know-how and Client Intellectual Property save as necessary to comply with clause 11.3.1 above;

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

		11.3.3	return to Client all Know-how supplied by Client to BPL in documentary form including any copies made;

		11.3.4	no longer use or apply any of the Trade Marks;

		11.3.5	consent to the cancellation of any formal licence granted to it, or of any record of it in any register, in respect of Client Intellectual Property or the Trade Marks.

11.4

On the termination or expiry of this Agreement for any reason Client shall have the right to dispose of all stocks of the Product in its possession and all Product in the course of manufacture at the date of termination, provided that any royalty payable under the provisions of this Agreement (as if such stocks were supplied at the date of termination) is paid to BPL in accordance with the terms of this Agreement.

11.5

Termination or expiry of this Agreement shall not affect the operation of those clauses expressed to survive such termination or expiry which shall include the following: clauses 2.5.2, 2.5.3, 3.5, 4.3, 6.1, 6.2, 6.3, 8.1, 8.6, 8.7, 8,8, 9, 10, 11.3, 11.4 of this Schedule 7, clauses 1.5 and 1.7 of Schedule 2 and clauses 4, 5 and 6 of Schedule 6.

12	General

12.1

Each party hereby represents and warrants to the other party that (a) the person executing this Agreement is authorized to execute this Agreement; (b) this Agreement is legal and valid and the obligations binding upon such party are enforceable by their terms; and (c) the execution, delivery and performance of this Agreement does not violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

12.2

Neither Party shall have any liability or be deemed to be in breach of this Agreement for any delays or failures in performance of this Agreement which result from circumstances beyond the reasonable control of that Party, including without limitation labour disputes involving that Party. The Party affected by such circumstances shall promptly notify the other Party in writing when such circumstances cause a delay or failure in performance and when they cease to do so. [ * ]

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

12.3	This Agreement may only be amended in writing signed by duly authorised representatives of the Parties.

	12.3.1	[ * ], neither Party shall assign, mortgage, charge or otherwise transfer any rights or obligations under this Agreement without the prior written consent of the other Party.

	12.3.2	[ * ].

12.3.3

Each Party may assign all its rights and obligations under this Agreement pursuant to a sale of stock or a sale of all or substantially all of each parties’ assets, it being understood that any such assignment is to an assignee that is qualified to carry out the provisions of this Agreement.

12.4

No failure or delay on the part of either Party to exercise any right or remedy under this Agreement shall be construed or operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy.

12.5

If any provision or part of this Agreement is held to be invalid, amendments to this Agreement may be made by the addition or deletion of wording as appropriate to remove the invalid part or provision but otherwise retain the provision and the other provisions of this Agreement to the maximum extent permissible under applicable law.

12.6	Neither Party shall act or describe itself as the agent of the other, nor shall it make or represent that it has authority to make any commitments on the other's behalf.

12.7	In this Agreement:

	12.7.1	the headings are used for convenience only and shall not affect its interpretation;

	12.7.2	references to persons shall include incorporated and unincorporated persons; references to the singular include the plural and vice versa; and references to the masculine include the feminine;

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

		12.7.3	references to the grant of 'exclusive' rights shall mean that the person granting the rights shall neither grant the same rights (in the same field and territory) to any other person.

12.8

Each Party agrees to execute, acknowledge and deliver such further instruments, and do all further similar acts, as may be reasonably necessary or appropriate to carry out the purposes and intent of this Agreement.

12.9

Neither Party shall make any press or other public announcement concerning any aspect of this Agreement, or make any use of the name of the other Party in connection with or in consequence of this Agreement, without the prior written consent of the other Party, not to be unreasonably withheld other than disclosure required to the U.S. Securities and Exchange Commission and other similar U.S. and U.K. agencies and to the FDA and any other similar regulatory authorities.

12.10

This Agreement sets out the entire agreement between the Parties relating to its subject matter and supersedes all prior oral or written agreements, arrangements or understandings between them relating to such subject matter including, without limitation, that certain undated Letter of Intent executed by the parties and that certain Confidentiality Agreement between the parties dated March 21, 2006. The Parties acknowledge that they are not relying on any representation, agreement, term or condition which is not set out in this Agreement.

	12.11	This Agreement does not create any right enforceable by any person who is not a party to it under The Contracts (Rights of Third Parties) Act 1999.

13	Notices

13.1

Notices sent as above shall be deemed to have been received three working days after the day of posting (in the case of inland first class mail), or seven working days after the date of posting (in the case of air mail), or on the next working day after transmission (in the case of fax messages, but only if a transmission report is generated by the sender’s fax machine recording a message from the recipient’s fax machine, confirming that the fax was sent to the number indicated above and confirming that all pages were successfully transmitted).

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

14	Law and jurisdiction

	14.1	The validity, construction and performance of this Agreement shall be governed by English law.

14.2

Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, or the legal relationships established by this Agreement, shall be referred to and finally resolved by arbitration under the Rules of the London Court of International Arbitration, which Rules are deemed to be incorporated by reference into this clause.

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* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.